UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2017

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 1, 2017, HD Supply Holdings, Inc. (the “Company” or “HD Supply”), HD Supply, Inc.’s indirect parent company, issued a press release announcing the completion of the sale of its Waterworks business unit to funds managed by Clayton, Dubilier & Rice, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with Accounting Standards Codification 205-20, “Discontinued Operations,” the results of the Waterworks business will be reflected as discontinued operations beginning in the second quarter of fiscal 2017.  On June 6, 2017, the Company disclosed in its earnings release its unaudited quarterly results of operations for the first quarter of fiscal 2017 and for full years fiscal 2016 and fiscal 2015, in each case, revised to reflect the Waterworks business as discontinued operations.  In connection with the closing of the sale of the Waterworks business, the Company is filing as Exhibit 99.2 hereto and incorporating herein by reference further revised unaudited quarterly results of operations for such periods to reflect immaterial adjustments in the treatment of certain expenses for each quarter of fiscal 2016 and the third and fourth quarters of fiscal 2015. These adjustments did not result in any modifications to the full year results of operations for fiscal 2016 or fiscal 2015 as revised to reflect the Waterworks business as discontinued operations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release “HD Supply Completes Sale of its Waterworks Business Unit to Clayton, Dubilier & Rice,” dated August 1, 2017.

99.2	Revised unaudited quarterly results of operations for HD Supply.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2017	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt

Dan S. McDevitt

General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2017	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt

Dan S. McDevitt

General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release “HD Supply Completes Sale of its Waterworks Business Unit to Clayton, Dubilier & Rice,” dated August 1, 2017.

99.2	Revised unaudited quarterly results of operations for HD Supply.